2018 Annual Shareholders Meeting

Welcome to the 2018 Annual Shareholders’ Meeting Lawrence Sterrs Chair of the Board 1

Agenda • Business Meeting • Introductions • Reading of the Minutes • Shareholder Voting • Presentations • Financial Results – Debbie Jordan • Strategic Update – Greg Dufour • Questions and Answers 2

Camden National Bank Board of Directors • Larry Sterrs, Chair • Gregory Dufour, President/CEO • Ann Bresnahan • William Dubord • David Flanagan • James Markos, Jr. • Robert Merrill • David Ott • Carl Soderberg 3

Camden National Corporation Board of Directors • Larry Sterrs, Chair • Gregory Dufour, President/CEO • Ann Bresnahan • Craig Denekas • David Flanagan • Catherine Longley • David Ott • James Page, Ph.D. • Carl Soderberg 4

Senior Management Team • Gregory Dufour, President and Chief Executive Officer • Joanne Campbell, EVP - Risk Management Officer • Mac Hayden, EVP – Chief Credit Officer • Debbie Jordan, CPA, EVP – COO and CFO • Jennifer Mirabile, SVP – Director of Wealth Management • Tim Nightingale, EVP - Senior Loan Officer • Patricia Rose, EVP - Retail and Mortgage Banking Officer • Renée Smyth, EVP – Chief Experience and Marketing Officer 5

Meeting Minutes 6

• Proposal 1: Election of Directors • Ann Bresnahan • Gregory Dufour • S. Catherine Longley • Carl Soderberg • Proposal 2: “Say On Pay” • Proposal 3: Ratification of Independent Registered Public Accounting Firm • RSM US LLP Proposals 7

Submission of Proxy Votes 8

Financial Results for 2017 and First Quarter 2018 Debbie Jordan Executive Vice President, Chief Operating and Financial Officer 9

Forward Looking Statements This presentation contains certain statements that may be considered forward-looking statements under the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including certain plans, exceptions, goals, projections, and statements, which are subject to numerous risks, assumptions, and uncertainties. Forward-looking statements can be identified by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “plan,” “target,” or “goal” or future or conditional verbs such as “will,” “may,” “might,” “should,” “could” and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements should not be relied on, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of Camden National Corporation (the “Company”). These risks, uncertainties and other factors may cause the actual results, performance or achievements of the Company to be materially different from the anticipated future results, performance or achievements expressed or implied by the forward-looking statements. The following factors, among others, could cause the Company’s financial performance to differ materially from the Company’s goals, plans, objectives, intentions, expectations and other forward-looking statements: weakness in the United States economy in general and the regional and local economies within the New England region and Maine, which could result in a deterioration of credit quality, an increase in the allowance for loan losses or a reduced demand for the Company’s credit or fee-based products and services; changes in trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market, and monetary fluctuations; competitive pressures, including continued industry consolidation and the increased financial services provided by non-banks; volatility in the securities markets that could adversely affect the value or credit quality of the Company’s assets, impairment of goodwill, the availability and terms of funding necessary to meet the Company’s liquidity needs, and could lead to impairment in the value of securities in the Company's investment portfolio; changes in information technology that require increased capital spending; changes in consumer spending and savings habits; changes in tax, banking, securities and insurance laws and regulations; and changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board ("FASB"), and other accounting standard setters. You should carefully review all of these factors, and be aware that there may be other factors that could cause differences, including the risk factors listed in the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2017, as updated by the Company's quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. You should carefully review the risk factors described therein and should not place undue reliance on our forward-looking statements. These forward-looking statements were based on information, plans and estimates at the date of this report, and we undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except to the extent required by applicable law or regulation. 10

2017 Financial Performance • Loans increase 7% • Deposits increase 6% • Efficiency Ratio: 57.05% • Strong Adjusted Return on: • Assets - 1.07%(1) • Tangible Equity - 14.35%(1) 11 (1) This is a non-GAAP measure. Please refer to the Company’s 2017 Annual Report on Form 10-K. $22.8 $24.6 $21.0 $40.1 $28.5 $7.2 M&A $14.2 Tax Impact $24.1 $24.6 $28.2 $40.6 $42.7 2013 2014 2015 2016 2017 Adjusted Net Income(1) (In Millions)

1st Quarter 2018 Financial Results 12 $10.1 $12.8 Q1 17 Q1 18 Net Income (in millions) Q1 2017 Q1 2018 Diluted Earnings Per Share 0.64$ 0.82$ Return on Average Assets 1.05% 1.28% Return on Average Tangible Equity (1) 14.37% 17.35% Non-Performing Assets to Total Assets 0.68% 0.47% (1) This is a non-GAAP measure. Please refer to the Company’s 2017 Annual Report on Form 10-K.

Three Year Total Return 13 Proxy Peer – Average of 20 publicly traded commercial and savings banks in the Northeast. Source: SNL Financial - Total Return includes stock appreciation and dividends from 4/1/15 to 3/31/18 27.43% 55.74% 57.75% 74.82% 80.10% 1 April 1, 2015 to March 31, 2018 SNL $1B to $5B Bank Index KBW Bank Total Return Index Proxy Peer Average Russell 2000 Camden National

Voting Results Larry Sterrs Chair of the Board 14

Strategic Overview Greg Dufour President and Chief Executive Officer 15

Who we are 16 • Largest bank headquartered in Northern New England • $4.1 billion in assets • 60 branches (Maine) and 3 loan offices (New Hampshire and Massachusetts) • Market cap over $700 million • Average daily share volume of 30,000 • Analyst Coverage • Piper Jaffrey (overweight) • KBW (market perform)

What we do 17

How we interact with customers 18 In person: 60 banking centers 2.8 million transactions 74 ATMs 1.4 million transactions Online: Web & Mobile Banking 85,000 customers Over the phone: Customer Assistance Center • 193,400 calls (24% after normal hours) • 26,400 emails • 3,300 chat sessions – in just four months! Technology Advancement. Recently introduced: • Mortgage TouchTM • Treasury LinkTM • Pay Up

How we measure our experience • Actively survey our customers • Utilize Net Promoter Score (“NPS”) to measure the satisfaction and loyalty of our customers • Consistently monitor our customers based on their NPS category, method of transacting, geography and age demographics. NPS Category: Promoter: Loyal and enthusiastic customers Passive: Content but indifferent Detractor: Frustrated and negative 19

High performing NPS 20 61 63 0 25 50 75 100 Survey 1 Survey 2 Net Promoter Score High Performing Avg. 64 Finance Avg. 40

What we’ve heard 21 “Customer service with a smile...” “Your mobile app is also wicked convenient and useful.” “Love the online banking. Best that I’ve have used from several banks.” “My wife and I appreciate the personal service that ALL of your staff provides.” “The app is great. The ATM reimbursements are always quick and a great benefit. Online banking is really simple.” “Exceptionally friendly and personalized service --- the bankers in my branch really do know me.”

CamdenCircle 22 Always listening. Continuously innovating.

Employee Engagement • Working with IBM Consulting, we conduct engagement surveys on an 18-month cycle • We follow up with focus group sessions and specific action plans in order to continually improve 23 More committed. Resulting in: • Better team performance • Higher service quality • Higher customer satisfaction • Higher shareholder returns Engaged employees

High Performing Employee Engagement 24 70 76 78 0 25 50 75 100 2014 2016 2017 Employee Engagement Results IBM Finance Norm: 73 75th Percentile Norm: 78

What we heard … 25 of employees would recommend Camden National as a great place to work (IBM Finance norm is 74%) of employees trust the executive leadership of Camden National (IBM Finance norm is 71%) of employees believe in our Core Values of employees would be happy with our products and services as customers (IBM Finance norm is 68%) of employees feel we use customer feedback to improve our processes (IBM Finance norm is 69%) 79% 85% 98% 86% 76%

Social Responsibility 26 Hope@Home. Raising awareness and support for homelessness $250,000 given since its inception in 2015 Leaders & Luminaries. Recognizing board leadership as integral to the success of nonprofit organizations $107,000 given to date in recognition of 31 nonprofit board members Volunteerism. Giving time and talent to support nonprofit organizations 18,000 employee volunteer hours to over 50 organizations

Why Camden National? • Strong board governance; “low risk” ISS rating • Top tier employee engagement • Strong Net Promoter Scores by customers • A socially responsible community bank • Strong shareholder returns; • 80% total return vs. 56% proxy peer group average 27

Question & Answers 28